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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                  July 31, 2009
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                         Sancon Resources Recovery, Inc.
             (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

                      No 2 Yinqing Lu, Songjiang District,
                             Shanghai, China, 201615
                    (Address of Principal Executive Offices)

                                (+86) 21 67756099
              (Registrant's telephone number, including area code)

                                 7-9 GRAHAM ROAD
                        CLAYTON SOUTH 3169 VIC AUSTRALIA
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

On July 31, 2009, Mr. Gary Li resigned as the Chief Financial Officer of the Company due to his personal reason.

On August 1, 2009, the Board of Directors (the "Board") appointed Ms. Maggie Zhang as the Acting Chief Financial Officer.

(1) Additional Information:

Ms. Maggie Zhang, Acting Chief Financial Officer.

Ms. Maggie Zhang joined Sancon in 2008 as Finance Manager of the company.

Ms. Maggie Zhang received a Bachelor Degree of Finance from Nanjing Agriculture University in 2003 and a Master Degree of Accounting and Finance from University of Birmingham in 2005.

Other Directorships: None
Family Relationships: None
Related Transactions: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Sancon Resources Recovery, Inc.
                                        (REGISTRANT)

Date: August 5, 2009

                                        By: /s/ Jack Chen
                                        ----------------------------------
                                        Jack Chen
                                        Chief Executive Officer